EXHIBIT 99.1

Qumu Announces Fourth Quarter and Full Year 2015 Results

Record Quarterly Revenue of $10.1 Million, a 21% year-over-year increase
Full Year 2015 Revenue of $34.5 Million, a 30% year-over-year increase
Initiates Fiscal 2016 Guidance

Conference Call Wednesday, March 9 at 10:00 a.m. ET

Minneapolis, MN – March 8, 2016 – Qumu Corporation (NASDAQ: QUMU) today reported financial results for the fourth quarter and year ended December 31, 2015.

Fourth quarter revenue was $10.1 million, a 21% increase compared to the fourth quarter 2014. Full year 2015 revenue was $34.5 million, a 30% increase compared to last year. Fourth quarter net loss per share was $(0.50) compared to $(0.87) in the fourth quarter 2014. Fourth quarter 2015 results included severance expense of $743,000 or $(0.08) per share, a loss on a third party license agreement of $1.2 million or $(0.13) per share, and a tax benefit of $357,000 or $0.04 per share.

Fourth quarter adjusted EBITDA (a non-GAAP measure) was a loss of $3.7 million, compared to a loss of $7.2 million for the fourth quarter of 2014 and a loss of $6.2 million for the third quarter of 2015.

“I am proud of our performance in the fourth quarter. Our team delivered on revenue, gross margin and expense management while growing our customer base and increasing our technology lead. We are the clear leader in the enterprise video market, as can be seen from Qumu’s consistently high leadership ratings in analyst reports from Gartner, Forrester, Aragon, Frost & Sullivan, and our addressable market continues to grow within the segments we target: financial services, pharmaceutical, manufacturing, retail and other Global 5000 businesses,” said Vern Hanzlik, Qumu’s President and Chief Executive Officer. “We will continue to improve our financial metrics without compromising our ability to grow. Our focus on the enterprise video market is our key differentiator, resulting in software solutions that deliver the best user experience to our customers.”

Other Information

•
Fourth quarter subscription, maintenance and support revenue was $5.2 million compared to $4.2 million in the fourth quarter 2014. Full year subscription, maintenance and support revenue was $18.8 million compared to $12.2 million last year.

•	Fourth quarter gross margin was 57% compared to 46% the fourth quarter 2014. Full year 2015 gross margin was 49% compared to 45% last year.

•	Total headcount was 192 as of December 31, 2015 compared to 194 as of September 30, 2015 and 222 as of December 31, 2014.

•
Cash, marketable securities and restricted cash were $13.3 million as of December 31, 2015, compared to $15.1 million as of September 30, 2015, reflecting the fourth quarter operating loss and the impact on cash from changes in working capital.

Guidance
For the first quarter of 2016, revenue is expected to be in the range of $8.0 million to $9.0 million. First quarter net loss per diluted share is expected to be in the range of $(0.53) to $(0.49) with fully diluted weighted average shares outstanding of approximately 9.2 million shares. Adjusted EBITDA is expected to be in the range of a loss of $3.5 million to $3.0 million compared to a loss of $8.7 million in the first quarter 2015.

For the full year of 2016, revenue is expected to be in the range of $40.0 million to $43.0 million, representing approximately 16% to 25% growth over 2015. Gross margins are expected to improve from the low to mid 50s early in the year to the mid to high 60s late in the year. Full year net loss per diluted share is expected to be in the range of $(1.15) to $(1.00) with fully diluted weighted average shares outstanding of approximately 9.2 million shares. Adjusted EBITDA is expected to be in the range of a loss of $5.5 million to $4.0 million compared to a loss of $24.5 million in fiscal 2015. The Company expects a tax benefit of $300,000 in fiscal 2016. Additionally, the Company expects that it will be cash flow breakeven the second half of 2016.

Conference Call
The Company has scheduled a conference call and webcast to review its fourth quarter and full year 2015 results tomorrow, March 9, 2016 at 10:00 a.m. Eastern Time. The dial-in number for the conference call is 877-456-6914 for domestic participants and 929-387-3794 for international participants. Investors can also access a webcast of the live conference call by linking through the investor relations section of the Qumu website, www.qumu.com. Webcasts will be archived on Qumu’s website.

Non-GAAP Information
To supplement the Company's condensed consolidated financial statements presented on a GAAP basis, the Company uses adjusted EBITDA (a non-GAAP measure), which excludes certain items presented under GAAP. Adjusted EBITDA excludes items related to stock-based compensation, depreciation and amortization, interest income and expense, and the impact of income-based taxes.

The Company uses both GAAP and non-GAAP measures when planning, monitoring, and evaluating the Company’s performance. The Company believes that adjusted EBITDA is useful to investors because it provides supplemental information that allows investors to review the Company's results of operations from the same perspective as management and the Company's board of directors. Non-GAAP results are presented for supplemental informational purposes only for understanding our operating results. The non-GAAP results should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies.

See the attached Supplemental Financial Information for a reconciliation of operating loss, a GAAP measure, to adjusted EBITDA, a non-GAAP measure, for the three months ended December 31, 2015 and December 31, 2014 and full year 2015 and 2014, as well as other prior quarterly periods.

Forward-Looking Statements
This press release contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any statements contained in this press release that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” or “estimate” or comparable terminology are intended to identify forward-looking statements. Such forward-looking statements include, for example, statements about: the Company’s future revenue and operating performance, cash balances, future product mix or the timing of recognition of revenue; the demand for the Company’s products or software; and the success of cost reduction measures. The statements made by the Company are based upon management’s current expectations and are subject to certain risks and uncertainties that could cause the actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and other factors set forth in the Company’s filings with the Securities and Exchange Commission.

About Qumu
Video is today’s document. Qumu Corporation (NASDAQ: QUMU) provides the tools businesses need to create, manage, secure, deliver and measure the success of their videos. Qumu's innovative solutions release the power in video to engage and empower employees, partners and clients. Organizations around the world realize the greatest possible value from video they create and publish using Qumu. Whatever the audience size, viewer device or network configuration, Qumu solutions are how business does video. Additional information can be found at www.qumu.com.

Investor Contact:
Peter Goepfrich, CFO
Qumu Corporation
612-638-9096

QUMU CORPORATION
Condensed Consolidated Statements of Operations
(unaudited - in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Revenues:
Software licenses and appliances	$2,486	$3,260	$9,456	$11,363
Service	7,633	5,075	24,998	15,158
Total revenues	10,119	8,335	34,454	26,521
Cost of revenues:
Software licenses and appliances	953	966	2,949	3,816
Service	3,409	3,502	14,550	10,656
Total cost of revenues	4,362	4,468	17,499	14,472
Gross profit	5,757	3,867	16,955	12,049
Operating expenses:
Research and development	2,181	2,897	10,689	9,506
Sales and marketing	3,720	5,474	17,994	17,991
General and administrative	4,603	3,732	16,878	12,626
Amortization of purchased intangibles	199	182	798	652
Total operating expenses	10,703	12,285	46,359	40,775
Operating loss	(4,946)	(8,418)	(29,404)	(28,726)
Other income (expense):
Interest, net	(14)	27	7	60
Other, net	26	(147)	(131)	(241)
Total other income (expense), net	12	(120)	(124)	(181)
Loss before income taxes	(4,934)	(8,538)	(29,528)	(28,907)
Income tax benefit	(357)	(626)	(839)	(6,564)
Net loss from continuing operations	(4,577)	(7,912)	(28,689)	(22,343)
Net income (loss) from discontinued operations, net of tax	—	(542)	(10)	13,823
Net loss	$(4,577)	$(8,454)	$(28,699)	$(8,520)
Net income (loss) per basic and diluted share:
Net loss from continuing operations per share	$(0.50)	$(0.87)	$(3.11)	$(2.53)
Net income (loss) from discontinued operations per share	—	(0.06)	—	1.57
Net loss per share	$(0.50)	$(0.93)	$(3.11)	$(0.96)
Basic and diluted weighted average shares outstanding	9,243	9,114	9,235	8,836

QUMU CORPORATION
Condensed Consolidated Balance Sheets
(in thousands)

Assets	December 31, 2015	December 31, 2014
Current assets:	(unaudited)
Cash and cash equivalents	$7,072	$11,684
Marketable securities	6,249	23,486
Restricted cash	—	2,300
Receivables, net	11,257	10,090
Prepaid income taxes	659	301
Prepaid expenses and other current assets	3,392	3,801
Deferred income taxes	—	64
Current assets from discontinued operations	—	1,026
Total current assets	28,629	52,752
Property and equipment, net	2,942	1,899
Intangible assets, net	11,032	13,384
Goodwill	8,103	8,525
Other assets, non-current	3,706	3,617
Total assets	$54,412	$80,177
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and other accrued liabilities	$3,864	$3,396
Accrued compensation	4,014	6,222
Deferred revenue	10,413	9,015
Deferred income taxes	—	110
Income taxes payable	—	53
Deferred rent	270	133
Financing obligations	502	—
Current liabilities from discontinued operations	50	448
Total current liabilities	19,113	19,377
Long-term liabilities:
Deferred revenue, non-current	2,215	1,047
Income taxes payable, non-current	9	8
Deferred tax liability, non-current	575	1,071
Deferred rent, non-current	998	401
Financing obligations, non-current	519	—
Other non-current liabilities	226	—
Total long-term liabilities	4,542	2,527
Total liabilities	23,655	21,904
Stockholders’ equity:
Common stock	92	91
Additional paid-in capital	65,484	63,566
Accumulated deficit	(33,298)	(4,599)
Accumulated other comprehensive loss	(1,521)	(785)
Total stockholders’ equity	30,757	58,273
Total liabilities and stockholders’ equity	$54,412	$80,177

QUMU CORPORATION
Condensed Consolidated Statements of Cash Flows
(unaudited - in thousands)

	Year Ended December 31,
	2015	2014
Cash flows used in operating activities:
Net loss	$(28,699)	$(8,520)
Net (income) loss from discontinued operations, net of tax	10	(13,823)
Net loss from continuing operations	(28,689)	(22,343)
Adjustments to reconcile net loss to net cash used in continuing operating activities:
Depreciation and amortization	3,118	2,049
Stock-based compensation	1,834	1,841
Loss on disposal of property and equipment	108	102
Deferred income taxes	(564)	(126)
Current income tax benefit resulting from income generated from discontinued operations	—	(6,337)
Changes in operating assets and liabilities:
Receivables	(1,331)	(5,679)
Prepaid income taxes / income taxes payable	(378)	1,068
Prepaid expenses and other assets	748	(2,032)
Trade accounts payable and other accrued liabilities	443	1,189
Accrued compensation	(2,184)	686
Deferred revenue	2,729	5,499
Deferred rent	48	(105)
Other non-current liabilities	226	—
Net cash used in continuing operating activities	(23,892)	(24,188)
Net cash provided by discontinued operating activities	665	1,544
Net cash used in operating activities	(23,227)	(22,644)
Cash flows provided by (used in) investing activities:
Purchases of marketable securities	(9,500)	(33,499)
Sales and maturities of marketable securities	26,715	23,250
Purchases of property and equipment	(635)	(1,051)
Proceeds from sale of property and equipment	43	—
Cash paid for acquisition of business, net of cash acquired	—	(11,556)
Net cash provided by (used in) continuing investing activities	16,623	(22,856)
Net cash provided by (used in) discontinued investing activities	2,300	19,676
Net cash provided by investing activities	18,923	(3,180)
Cash flows used in financing activities:
Common stock repurchases to settle employee withholding liability	(50)	(99)
Principal payments on financing obligations	(320)	—
Proceeds from employee stock plans	142	193
Net cash provided by (used in) continuing financing activities	(228)	94
Net cash used in discontinued financing activities	—	(59)
Net cash provided by (used in) financing activities	(228)	35
Effect of exchange rate changes on cash	(80)	(252)
Net decrease in cash and cash equivalents	(4,612)	(26,041)
Cash and cash equivalents, beginning of year	11,684	37,725
Cash and cash equivalents, end of year	$7,072	$11,684

QUMU CORPORATION
Supplemental Financial Information
(unaudited - in thousands)

A summary of revenue is as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Software licenses and appliances	$2,486	$3,260	$9,456	$11,363
Services
Subscription, maintenance and support	5,240	4,235	18,804	12,229
Professional services and other	2,393	840	6,194	2,929
Total services	7,633	5,075	24,998	15,158
Total revenue	$10,119	$8,335	$34,454	$26,521

	Three Months Ended
	Mar 31, 2014	Jun 30, 2014	Sep 30, 2014	Dec 31, 2014	Mar 31, 2015	Jun 30, 2015	Sep 30, 2015	Dec 31, 2015
Software licenses and appliances	$1,196	$4,714	$2,193	$3,260	$984	$2,719	$3,267	$2,486
Services
Subscription, maintenance and support	2,058	2,936	3,000	4,235	4,112	4,592	4,860	5,240
Professional services and other	675	754	660	840	873	1,453	1,475	2,393
Total services	2,733	3,690	3,660	5,075	4,985	6,045	6,335	7,633
Total revenue	$3,929	$8,404	$5,853	$8,335	$5,969	$8,764	$9,602	$10,119

Additional information regarding amounts historically classified as selling, general and administrative expense is as follows:

	Three Months Ended
	Mar 31, 2014	Jun 30, 2014	Sep 30, 2014	Dec 31, 2014	Mar 31, 2015	Jun 30, 2015	Sep 30, 2015	Dec 31, 2015
Sales and marketing	3,759	4,601	4,157	5,474	4,828	4,740	4,706	3,720
General and administrative	2,758	2,820	3,316	3,732	4,364	3,558	4,353	4,603
Total selling, general and administrative	$6,517	$7,421	$7,473	$9,206	$9,192	$8,298	$9,059	$8,323

QUMU CORPORATION
Supplemental Financial Information
(unaudited - in thousands)

A reconciliation from GAAP results to adjusted EBITDA is as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Operating loss	$(4,946)	$(8,418)	$(29,404)	$(28,726)

Depreciation and amortization expense:
Depreciation and amortization in cost of revenues	26	15	100	53
Depreciation and amortization in operating expenses	286	211	952	694
Total depreciation and amortization expense	312	226	1,052	747
Amortization of intangibles included in cost of revenues	315	230	1,268	650
Amortization of intangibles included in operating expenses	199	182	798	652
Total amortization of intangibles expense	514	412	2,066	1,302
Total depreciation and amortization expense	826	638	3,118	2,049
EBITDA	(4,120)	(7,780)	(26,286)	(26,677)
Stock-based compensation expense:
Stock-based compensation included in cost of revenues	44	32	159	55
Stock-based compensation included in operating expenses	360	528	1,675	1,786
Total stock-based compensation expense	404	560	1,834	1,841
Adjusted EBITDA	$(3,716)	$(7,220)	$(24,452)	$(24,836)

	Three Months Ended
	Mar 31, 2014	Jun 30, 2014	Sep 30, 2014	Dec 31, 2014	Mar 31, 2015	Jun 30, 2015	Sep 30, 2015	Dec 31, 2015
Operating loss	$(7,308)	$(5,679)	$(7,321)	$(8,418)	$(9,999)	$(7,084)	$(7,375)	$(4,946)

Depreciation and amortization expense:
Depreciation and amortization in cost of revenues	5	7	26	15	22	26	26	26
Depreciation and amortization in operating expenses	153	166	164	211	211	212	243	286
Total depreciation and amortization expense	158	173	190	226	233	238	269	312
Amortization of intangibles included in cost of revenues	140	140	140	230	316	317	320	315
Amortization of intangibles included in operating expenses	157	156	157	182	199	200	200	199
Total amortization of intangibles expense	297	296	297	412	515	517	520	514
Total depreciation and amortization expense	455	469	487	638	748	755	789	826
EBITDA	(6,853)	(5,210)	(6,834)	(7,780)	(9,251)	(6,329)	(6,586)	(4,120)
Stock-based compensation expense:
Stock-based compensation included in cost of revenues	7	11	5	32	36	38	41	44
Stock-based compensation included in operating expenses	342	424	492	528	532	462	321	360
Total stock-based compensation expense	349	435	497	560	568	500	362	404
Adjusted EBITDA	$(6,504)	$(4,775)	$(6,337)	$(7,220)	$(8,683)	$(5,829)	$(6,224)	$(3,716)